                                                                  EXHIBIT 10.26


                         SECURITIES PURCHASE AGREEMENT

        This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of April __, 2002, is entered into by and among Lynx Therapeutics, Inc., a Delaware corporation (the "Company"), and the Persons listed on Schedule A hereto (each a "Purchaser" and collectively, the "Purchasers," and together with the Company, each, a "Party" and collectively, the "Parties").

                                    RECITALS

        The Company desires to raise capital to finance its business operations and in furtherance thereof desires to issue and sell to the Purchasers the securities specified herein, and the Purchasers are willing to acquire such securities, all on the terms and subject to the conditions set forth in this Agreement.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Parties, intending to be legally bound, hereby agree as follows:

        1. Sale and Issuance of the Common Stock and Warrants.

           (a) Authorization. The Company has authorized the sale and issuance pursuant to the terms and conditions hereof of 14,600,000 shares (the "Sale Shares") of its common stock, par value $0.01 per share (the "Common Stock"), and warrants to purchase an additional 5,840,000 shares of Common Stock (the "Warrants").

           (b) Sale and Issuance of Common Stock and Warrants. In reliance upon the representations, warranties and covenants of the Parties set forth herein, and subject to satisfaction of the conditions set forth in Sections 1(e) and 1(f) hereof, as of the Closing, the Company agrees to sell to each Purchaser, and each Purchaser agrees to purchase from the Company, the number of Sale Shares specified adjacent to such Purchaser's name on Schedule A hereto, at a purchase price of $1.55 per share. As a further inducement to the Purchasers to acquire the Sale Shares, as of the Closing, the Company agrees to issue to each Purchaser a Warrant, substantially in the form attached hereto as Exhibit B, to acquire the number of shares of the Company's Common Stock specified adjacent to such Purchaser's name on Schedule A hereto. The Company's agreement with each of the Purchasers hereunder each is a separate agreement and the sale of Common Stock and Warrants to each of the Purchasers each is a separate sale. The Sale Shares and Warrants shall be issued and delivered to the Purchasers as follows:
(i) on April __, 2002, the Transfer Agent shall issue and deliver to the Purchasers certificates registered in the Purchasers' respective names (or as otherwise instructed in writing by such Purchaser) representing the aggregate number of Sale Shares issued and sold by the Company to each Purchaser as determined pursuant to this Section 1(b) hereof; and (ii) on April __, 2002, the Company shall issue and deliver to the Purchasers warrants registered in the Purchasers' respective names (or as otherwise instructed in writing by such Purchaser) representing the Warrants issued and sold by the Company to each Purchaser as determined pursuant to this Section 1(b) hereof.

           (c) Closing; Purchase Price; Other Deliveries. Subject to satisfaction or waiver of the conditions specified in Sections 1(e) and 1(f) hereof, the Closing shall take place on April __, 2002 at 5:00 p.m. at the offices of Arnold & Porter, 1600 Tysons Boulevard, Suite 900, McLean, Virginia, or at such other time and place as shall be mutually agreed to by the Parties. At or before the Closing, the Company shall deliver to the Transfer Agent the instructions attached hereto as Exhibit A (the "Instructions") with respect to issuance and delivery of the Sale Shares in accordance with Section 1(b) hereof, and, no later than April __, 2002, each Purchaser shall pay the respective purchase price therefor by wire transfer of immediately available funds to the escrow account designated in writing by FBR (as defined below) pursuant to an escrow agreement between FBR (as agent for the Purchasers) and such escrow agent. All such funds shall be released by such escrow agent to the Company promptly upon the issuance and delivery of the Sale Shares by the Transfer Agent in accordance with the Instructions and the Warrants by the Company in accordance with Section 1(b) hereof and satisfaction by the Company of such other conditions as may be set forth in such escrow agreement. At the Closing, the Parties also shall deliver all documents required to be delivered at the Closing pursuant to Section 1(e) and 1(f) hereof.

           (d) Use of Proceeds. The Company hereby covenants and agrees that all of the proceeds received by it from the issuance and sale of the Common Stock and Warrants shall be used for general corporate and working capital purposes.

           (e) Conditions to Obligations of Purchasers. The obligations of each Purchaser to purchase the Common Stock and Warrants under this Section 1 at the Closing shall be subject to satisfaction of the following conditions:

               (i) Representations and Warranties Correct; Performance of Obligations. The representations and warranties of the Company contained herein or in the other Transaction Documents (as defined below) shall be true and correct, in all material respects, at and as of the Closing, and the Company shall have performed and complied with all the covenants and agreements and satisfied all the conditions required by this Agreement to be performed or complied with or satisfied by the Company in all material respects at or prior to the Closing.

               (ii) Compliance Certificate. Friedman, Billings, Ramsey & Co., Inc. ("FBR"), as agent for the Purchasers, shall have received a certificate dated as of the Closing Date and signed by the president of the Company on behalf of the Company stating that, to the best of his knowledge after due inquiry, the conditions specified in Section 1(e)(i) and Section 1(e)(iv) hereof have been satisfied.

               (iii) Registration Rights Agreement. The Registration Rights Agreement attached as Exhibit C hereto shall have been executed and delivered by the Company and each Purchaser prior to the Closing (the "Registration Rights Agreement," and together with this Agreement, the Warrants and any other documents to be executed and delivered in connection therewith, the "Transaction Documents").

               (iv) Consents and Waivers. The Company shall have received all consents, approvals, authorizations, permits and waivers of third parties necessary for the Company to consummate the transactions contemplated hereby and by the Transaction Documents.

               (v) Opinion of Company's Counsel. FBR, as agent for the Purchasers, shall have received an opinion of counsel to the Company, in form and substance reasonably satisfactory to FBR, addressing the matters set forth in Exhibit D hereto.

               (vi) Secretary's Certificate. The Company shall have delivered to FBR, as agent for the other Purchasers, a certificate, executed by its Secretary or Assistant Secretary, dated as of the Closing Date, certifying the authenticity and continued effectiveness of attached copies of the Company's Amended and Restated Certificate of Incorporation, Bylaws, as amended, and resolutions of its Board of Directors approving the transactions contemplated hereby and by the other Transaction Documents, and authorizing specific officers to execute and deliver this Agreement and each of the other Transaction Documents.

               (vii) Other Documents. The Purchasers shall have received from the Company such other documents as FBR and the Purchasers may reasonably request.

           (f) Conditions to Obligations of the Company. The obligations of the Company to deliver to any Purchaser the Common Stock and Warrants to be purchased by such Purchaser under this Section 1 at the Closing shall be subject to the satisfaction of the following conditions:

               (i) Such Purchaser shall have performed and complied with all agreements contained in this Agreement required to be performed and complied with by it in all material respects prior to or at the Closing.

               (ii) The representations and warranties of such Purchaser contained in Section 3 hereof shall be true and correct in all material respects on and as of the Closing Date as if made on such date.

               (iii) Such Purchaser shall have tendered payment for the Common Stock and the Warrants at the Closing in accordance with Section 1(c) hereof.

        2. Representations and Warranties of the Company. The Company hereby represents and warrants to, and covenants with, each Purchaser that, except as set forth (i) in the Company's Disclosure Schedule attached to this Agreement as Exhibit E (the "Disclosure Schedule") or (ii) (A) in the Company's regular reports on Form 10-Q, 10-K or 8-K as filed by the Company with the Securities and Exchange Commission (the "SEC") in calendar year 2002 prior to the date hereof, and (B) the Company's definitive proxy statement filed on Form DEF 14A as filed by the Company on April 11, 2001 (collectively, the "SEC Documents"), the statements contained in the following paragraphs of this Section 2 are all true and correct:

           (a) Organization and Good Standing: Certificate of Incorporation and Bylaws. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted. The Company (i) is duly qualified to conduct business as a foreign corporation and (ii) is in good standing as a foreign corporation in all jurisdictions where the properties owned, leased or operated by it are located or where its business is conducted, except where the failure to so qualify or be in good standing is not reasonably likely to have a material adverse effect on its business, condition, results of operations, assets, liabilities or prospects (a "Material Adverse Effect").

           (b) Subsidiaries. The Company does not own of record or beneficially any capital stock or equity interest or investment in any corporation, association, partnership, limited partnership, limited liability company, trust or other entity.

           (c) Corporate Power. The Company has all requisite legal and corporate power to enter into, execute, deliver and perform its obligations under this Agreement and the Transaction Documents. Assuming due execution and delivery by the other parties thereto, this Agreement is, and upon their execution and delivery, the Transaction Documents will be, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

           (d) Authorization, Etc.

               (i) Corporate Action. All corporate and legal action on the part of the Company, its officers, directors and stockholders necessary for the execution and delivery of this Agreement, the other Transaction Documents, the sale and issuance of the Sale Shares and Warrants, and the performance of the Company's obligations hereunder and thereunder, has been taken. The Company has reserved from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise or conversion of the Warrants.

               (ii) Valid Issuance. The Sale Shares, the Warrants, and any shares of Common Stock of the Company issuable upon exercise or conversion of any of the Warrants (collectively, the "Securities"), when issued against payment in compliance with the provisions of this Agreement or the Warrants, as the case may be, will be validly issued and, in the case of any such shares of capital stock, will be fully-paid and nonassessable and delivered to each Purchaser free and clear of any liens or other encumbrances.

               (iii) No Preemptive Rights. Except as set forth in this Agreement, no Person has any right of first refusal or any preemptive or similar rights in connection with the issuance of any Securities, or the issuance of any other securities by the Company, other than pursuant to the Transaction Documents.

               (iv) No Voting Rights. There are no agreements to which the Company is a party with respect to the voting or transfer of any securities of the Company.

           (e) Noncontravention. None of the execution, delivery and performance of and compliance with this Agreement and the other Transaction Documents nor the issuance of any of the Securities will result in or constitute any breach, default or violation of (i) any agreement, contract, lease, license, instrument or commitment (oral or written) to which the Company is a party or is bound or
(ii) any law, rule, regulation, statute or order applicable to the Company or its properties, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

           (f) Consents, Etc. No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state, local or provincial or other Government Authority or other Person on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement and the other Transaction Documents or the offer, sale or issuance of the Securities, other than those filings required under Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), which filings will be timely filed by the Company.

           (g) Offering. Subject to the accuracy of and in reliance upon the Purchasers' representations in Section 3 hereof, the offer, sale and issuance of the Securities in conformity with the terms of this Agreement and the Transaction Documents constitute or will constitute at the time of their offer, sale and issuance transactions exempt from the registration requirements of
Section 5 of the Securities Act, and the qualification or registration requirements of any applicable state securities laws. Neither the Company nor any Person acting on its behalf has taken or will undertake any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any Securities under the Securities Act and the rules and regulations of the SEC thereunder) which might subject the offering, issuance or sale of such Securities to the registration requirements of Section 5 of the Securities Act.

           (h) Capitalization.

               (i) The SEC Documents set forth and describe the authorized, issued and outstanding capitalization of the Company as of the date hereof, except for any stock issued pursuant to employee benefit plans disclosed in the SEC Documents, and all of the issued and outstanding shares of capital stock reflected therein have been duly authorized and validly issued, and are fully paid and nonassessable and have been offered, issued, sold and delivered by the Company in compliance with all applicable federal and state securities laws.

               (ii) Except as set forth in the SEC Documents, Section 2(h) of the Disclosure Schedule sets forth all outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of its shares of capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of its capital stock. Except as set forth in the SEC Documents or as contemplated by this Agreement and the other Transaction Documents, the Company is not obligated in any manner to issue any shares of its capital stock or any other securities.

           (i) SEC Documents; Financial Information. Since January 1, 2000, the Company has made all filings with the SEC required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act, each on a timely basis (such filings are collectively referred to herein as the "Company Reports"). As of their respective dates, the Company Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Company included in the Company Reports (i) comply as to form in all material respects with applicable accounting requirements and published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), and (iii) fairly presented in all material respects (subject, in the case of the unaudited interim financial statements, to normal, year-end audit adjustments, none of which will be material) the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein.

           (j) Proprietary Assets.

               (i) The Company (A) owns or has sufficient rights to all Proprietary Assets used in or necessary for its business as currently conducted and as proposed to be conducted, free and clear of all material liens and other encumbrances; and (B) has taken reasonable and customary measures and precautions necessary to protect and maintain the confidentiality and secrecy of all its Proprietary Assets (except the Proprietary Assets whose value would be unimpaired by public disclosure) and otherwise to maintain and protect the value of all of its Proprietary Assets.

               (ii) Except where such infringement, misappropriation or unlawful use has not or could not reasonably be expected to have a Material Adverse Effect, the Company is not infringing, misappropriating or making any unlawful use of or has at any time infringed, misappropriated or made any unlawful use of, any Proprietary Asset owned or used by any other Person. No claims or notices (in writing or otherwise) with respect to Proprietary Assets have been communicated to the Company (A) to the effect that the manufacture, sale, license or use of any Proprietary Assets as now used or currently offered or proposed for use or sale by the Company infringes or potentially infringes, or constitutes a misappropriation or unlawful use of, any copyright, patent, trade secret or other intellectual property right of a third party, or (B) challenging the ownership or validity of any of the rights of the Company or any of its subsidiaries to or interest in such Proprietary Assets. The Company has not received notice to the effect that any patents or registered trademarks, service marks or registered copyrights held by it are invalid or not subsisting except for failures to be valid and subsisting that would not reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, no other Person is infringing, misappropriating or making any unlawful use of, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any Proprietary Asset used in or pertaining to the business of the Company.

               (iii) The Proprietary Assets used in or pertaining to the business of the Company are sufficient in the Company's reasonable judgment to enable the Company to conduct its business in the manner in which such business has been and is being conducted free from liabilities or valid claims of infringement or misappropriation by third parties. The Company has not licensed any of its Proprietary Assets to any Person on an exclusive basis and it has not entered into any covenant not to compete or contract limiting its ability to sell its products in any market or geographical area or with any Person other than restrictions in a license agreement that are typical of those granted in the ordinary course of business in its industry.

               (iv) All current and former employees of the Company have executed and delivered to the Company a commercially reasonable agreement with the Company regarding confidentiality and proprietary information (containing no exceptions to or exclusions from the scope of its coverage relevant to the Company's business) and all current and former consultants and independent contractors to the Company providing technical services relating to the Company's Proprietary Assets have executed and delivered to the Company a commercially reasonable agreement with the Company regarding confidentiality and proprietary information (containing no exceptions to or exclusions from the scope of its coverage relevant to the Company's business).

               (v) As used herein, "Proprietary Assets" means: (A) any patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, trade secret, know-how, customer list, franchise, system, computer software, computer program, source code, invention, design, blueprint, engineering drawing, proprietary product, technology, proprietary right or other intellectual property right or intangible asset; and (B) any right to use or exploit any of the foregoing.

           (k) Contracts.

               (i) The Company has filed as an exhibit to the SEC Documents each material contract required to be filed as an exhibit thereto pursuant to Item 601(b)(10) of Regulation S-K promulgated under the Exchange Act (each such contract so required to be filed, a "Material Contract" and such contracts collectively, the "Material Contracts").

               (ii) The Company has not entered into any oral Material Contracts. Each Material Contract is valid and in full force and effect, is enforceable by the Company in accordance with its terms, and will continue to be so immediately following the Closing Date. To the Company's knowledge, no party to any such contract, agreement or instrument intends to cancel, withdraw, modify or amend such contract, agreement or instrument.

               (iii) (A) The Company has not violated or breached, or committed any default under, any Material Contract in any material respect, and, to the Company's knowledge, no other Person has violated or breached, or committed any default under, any Material Contract in any material respect; and

                     (B) to the Company's knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, (a) result in a violation or breach of any of the provisions of any Material Contract, which individually or taken as a whole, would have a Material Adverse Effect, (b) give any Person the right to declare a default or exercise any remedy under any Material Contract,
(c) give any Person the right to accelerate the maturity or performance of any

Material Contract or (d) give any Person the right to cancel, terminate or materially modify any Material Contract.

               (iv) None of the Material Contracts contain any provision which would require the consent of third parties to the sale and issuance of the Common Stock or Warrants or any of the other transactions as contemplated hereunder or under any of the Transaction Documents or which would be altered as a result of such transactions.

           (l) Registration Rights. Except as set forth in the Registration Rights Agreement, the Company has not agreed to grant to any Person any rights (including piggyback registration rights) to have any securities of the Company registered with the SEC under the Securities Act or with any other Governmental Authority.

           (m) Compliance with Corporate Instruments and Laws. The Company is not in violation of any provisions of its Amended and Restated Certificate of Incorporation or Bylaws, as amended, as currently in effect. The Company is in compliance in all material respects with all applicable laws, statutes, rules, and regulations of all Governmental Authorities. The Company has complied in all material respects at all times with all applicable federal, state and foreign laws, rules, regulations, proclamations and orders relating to the importation or exportation of its products. All licenses, franchises, permits and other governmental authorizations held by the Company and which are necessary to its business are valid and sufficient in all material respects for the business presently carried on by it.

           (n) Litigation. There is no suit, action, proceeding, claim or investigation pending or, to the Company's knowledge, threatened against the Company before any court or administrative agency which could have a Material Adverse Effect or which questions or challenges the validity of this Agreement or any of the other Transaction Documents. There is no judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company.

           (o) No Brokers. Except for a fee payable by the Company to FBR with respect to the sale of the Common Stock and Warrants to the Purchasers contemplated by this Agreement, neither the Company, nor to the Company's knowledge any of its shareholders, is obligated for the payment of fees or expenses of any broker or finder in connection with the origination, negotiation or execution of this Agreement or the Transaction Documents, or in connection with any transaction contemplated hereby or thereby.

           (p) Related Party Transactions.

               (i) None of the Company's affiliates, officers, directors, shareholders or employees, or any affiliate of any of such Person, or to the knowledge of the Company, any supplier, distributor or customer of the Company, has any material interest in any property, real or personal, tangible or intangible, including Proprietary Assets used in or pertaining to the business of the Company, except for the normal rights of a stockholder.

               (ii) There are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, employees, affiliates, or, to the

Company's knowledge, any affiliate thereof of the type that would be required to be disclosed in the SEC Documents that have not been so disclosed.

               (iii) To the best of the Company's knowledge, no employee, officer or director of the Company has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company may own stock in publicly traded companies that may compete with the Company. To the Company's knowledge, no member of the immediate family of any officer or director of the Company is directly or indirectly interested in any Material Contract.

           (q) Disclosure. The statements by the Company contained in this Agreement, the exhibits hereto, the SEC Documents and the certificates and documents required to be delivered by the Company to FBR or any of the other Purchasers under this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and therein not misleading in light of the circumstances under which such statements were made.

           (r) Anti-Dilution and Other Shares. The issuance of the Common Stock, Warrants, or any of the other Securities will not result in the triggering of any anti-dilution or similar rights contained in any options, warrants, debentures or other securities or agreements of the Company.

           (s) No Material Adverse Effect. Except as otherwise set forth in the SEC Documents, no event has occurred since December 31, 2001 that has had or could be reasonably expected to have a Material Adverse Effect.

           (t) Indebtedness. The SEC Documents set forth, as of the date thereof, all outstanding secured and unsecured Indebtedness (as defined herein) of the Company, or for which the Company has commitments. For purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of twenty-five thousand dollars ($25,000) (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of twenty-five thousand dollars ($25,000) due under leases required to be capitalized in accordance with generally accepted accounting principles. The Company is not in default with respect to any Indebtedness.

           (u) Taxes. The Company has accurately prepared and filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties ("Taxes") required by law to be filed by it, has paid or made provisions for the payment of all Taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company for all current Taxes and other charges to which the Company is subject and which are not currently due and payable, except for Taxes which, if unpaid, individually or in the aggregate, do not and would not have a

Material Adverse Effect on the Company. None of the federal income tax returns of the Company for the past five years has been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal, state, local or foreign) pending or threatened against the Company for any period, nor of any basis for any such assessment, adjustment or contingency.

           (v) Environmental Matters. All real property owned, leased or otherwise operated by Company is free of contamination from any substance, waste or material currently identified to be toxic or hazardous pursuant to, within the definition of a substance which is toxic or hazardous under, or which may result in liability under, any Environmental Law (as defined herein), including, without limitation, any asbestos, polychlorinated biphenyls, radioactive substance, methane, volatile hydrocarbons, industrial solvents, oil or petroleum or chemical liquids or solids, liquid or gaseous products, or any other material or substance ("Hazardous Substance") which has or would reasonably be expected to cause or constitute a health, safety, or environmental hazard to any person or property or result in any environmental liabilities that would be reasonably likely to have a Material Adverse Effect. The Company has not caused or suffered to occur any release, spill, migration, leakage, discharge, disposal, uncontrolled loss, seepage, or filtration of Hazardous Substances which would reasonably be expected to result in environmental liabilities that would be reasonably likely to have a Material Adverse Effect. The Company has generated, treated, stored and disposed of any Hazardous Substances in full compliance with applicable Environmental Laws, except for such non-compliances which would not be reasonably likely to have a Material Adverse Effect. The Company has obtained, or has applied for, and is in full compliance with and in good standing under all permits required under Environmental Laws (except for such failures which would not be reasonably likely to have a Material Adverse Effect) and the Company does not have any knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or, to Company's knowledge, threatened, affecting or against Company or any of Company's facilities relating to Environmental Laws or Hazardous Substances. "Environmental Laws" shall mean all federal, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

           (w) Labor, Employment and Benefit Matters.

               (i) There are no existing, or to the best of the Company's knowledge, threatened strikes or other labor disputes against the Company that would be reasonably likely to have a Material Adverse Effect. There is no organizing activity involving employees of the Company pending or, to the Company's knowledge, threatened by any labor union or group of employees. There are no representation proceedings pending or, to the Company's knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of the Company has made a pending demand for recognition.

               (ii) The Company is not, or during the five years preceding the date of this Agreement was not, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company.

               (iii) Each employee benefit plan is in compliance with all applicable law, except for such noncompliance that would not be reasonably likely to have a Material Adverse Effect.

               (iv) The Company does not have any liabilities, contingent or otherwise, including without limitation, liabilities for retiree health, retiree life, severance or retirement benefits, which are not fully reflected, to the extent required by generally accepted accounting principles, on the Balance Sheet or fully funded. The term "liabilities" used in the preceding sentence shall be calculated in accordance with reasonable actuarial assumptions.

               (v) The Company has not (i) terminated any "employee pension benefit plan " as defined in Section 3(2) of ERISA (as defined below) under circumstances that present a material risk of the Company incurring any liability or obligation that would be reasonably likely to have a Material Adverse Effect, or (ii) incurred, and does not expect to incur, any outstanding liability under Title IV of the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations promulgated thereunder ("ERISA").

        3. Representations and Warranties by the Purchasers. Each Purchaser (severally, and not jointly, as to itself only) represents and warrants to, and covenants with, the Company as follows:

           (a) Investment Intent; Authority. The Purchaser is acquiring the Common Stock, the Warrants, and any other Securities for investment for the Purchaser's own account, and not as nominee or agent for investment and not with a view to or for resale in connection with any distribution or public offering thereof within the meaning of the Securities Act. The Purchaser is a corporation or limited liability company, duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation. The Purchaser has the requisite legal and entity power to enter into, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents. Assuming due execution and delivery by the other parties thereto, this Agreement is, and upon their issuance, the other Transaction Documents to which the Purchaser is a Party will be, valid and binding obligations of the Purchaser, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

           (b) Securities Not Registered. The Purchaser understands and acknowledges that none of the Common Stock, the Warrants or any of the other Securities will be registered under the Securities Act or qualified under any state securities laws in reliance upon one or more exemptions from registration or qualification under the Securities Act and such state securities laws, and that the Company's reliance upon such exemption is predicated upon the Purchaser's representations set forth in this Agreement. The Purchaser understands and acknowledges that resale of the Common Stock, the Warrants and the other Securities may be restricted indefinitely unless they are subsequently registered under the Securities Act and qualified under state law or an exemption from such registration and such qualification is available.

           (c) No Transfer. The Purchaser will not dispose of any of the Common Stock, the Warrants or the other Securities, other than in conjunction with an effective registration statement or applicable exemption from registration under the Securities Act and other than in compliance with the applicable state securities laws.

           (d) Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

        4. Right of First Refusal.

           (a) Subsequent Offerings. Each Purchaser shall have a right of first refusal to purchase its pro rata share of all New Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the New Securities excluded by Section 4(e) hereof. Each Purchaser's pro rata share is equal to the ratio of (x) the number of Sale Shares and Warrant Shares (assuming full exercise of the Warrants) which such Purchaser is deemed to be a holder immediately prior to the issuance of such New Securities to (y) the total number of shares of the Company's Common Stock (assuming full exercise of the Warrants) outstanding immediately prior to the issuance of the New Securities. (Prior to the issuance of the Sale Shares and Warrants pursuant to Section 1(b) hereof, the numerator and denominator of the fraction described in the immediately preceding sentence each shall include such Sale Shares and Warrants.) The term "New Securities" shall mean (i) any Common Stock, preferred stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, preferred stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, preferred stock or other security or
(iv) any such warrant or right.

           (b) Exercise of Rights. If the Company proposes to issue any New Securities, it shall give each Purchaser written notice of its intention, describing the New Securities, the price (or the anticipated mechanism for determining the price) and the terms and conditions upon which the Company proposes to issue the same (the "Notice"). Each Purchaser shall have fifteen
(15) days from the giving of such Notice to agree to purchase its pro rata share of the New Securities for the price and upon the terms and conditions specified in the Notice by providing written notice to the Company and stating therein the quantity of New Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such New Securities to any Purchaser who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

           (c) Issuance of New Securities to Other Persons. If the Purchasers fail to exercise in full the rights of first refusal, the Company shall have sixty (60) days thereafter to sell the New Securities in respect of which the Purchasers' rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Purchasers pursuant to Section 4(b) hereof. If the Company has not sold such New Securities within sixty (60) days of the notice provided pursuant to Section 4(b), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Purchasers in the manner provided above.

           (d) Sale Without Notice. In lieu of giving notice to each Purchaser prior to the issuance of New Securities as provided in Section 2(b) hereof, the Company may elect to give notice to each Purchaser within thirty (30) days after the issuance of New Securities. Such notice shall describe the type, price and terms of the New Securities. Each Purchaser shall have fifteen (15) days from the giving of such notice to elect to purchase up to the number of shares that would, if purchased by the Purchaser, maintain such Purchaser's pro rata share (as set forth in Section 2(a) hereof) of the Company's equity securities. The closing of such sale shall occur within thirty (30) days of the date of notice to the Purchaser.

           (e) Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall terminate upon the second anniversary of the date of this Agreement. The rights of first refusal established by this Section 4 may be amended, or any provision waived, with the written consent of Purchasers holding a majority of the Sale Shares then held by Purchasers.

           (f) Excluded Securities. The rights of first refusal established by this Section 4 shall have no application to any of the following New Securities:

               (i) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors and the Company's stockholders;

               (ii) stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement, and stock issued pursuant to any such rights or agreements granted after the date of this Agreement; provided that the rights of first refusal established by this Section 4 applied with respect to the initial sale or grant by the Company of such rights or agreements granted after the date of this Agreement;

               (iii) any New Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

               (iv) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

               (v) any New Securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution that is approved by the Board of Directors;

               (vi) New Securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) license of technology or technology transfer or development arrangements that are approved by the Board of Directors;

               (vii) any New Securities issued by the Company in a widely distributed, firm-commitment underwritten public offering;

               (viii) any Sale Shares issued pursuant to Section 1(b) hereof;
and

               (ix) shares of Common Stock issued upon exercise of the Warrants.

        5. Legends. (a) Each certificate representing any of the Securities shall bear a legend substantially in the following form:

                "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED."

The Company may instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in the foregoing legends are satisfied.

           (b) Any legend endorsed on a certificate pursuant to Section 5(a) and the stop transfer instructions with respect to such Securities shall be removed and the Company shall issue a certificate without such legend to the holder thereof (i) if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, (ii) if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act, or (iii) if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company to the effect that a sale, transfer or assignment of such Securities may be made without registration.

        6. Indemnity.

           (a) Indemnity. The Company hereby agrees to indemnify and defend and hold harmless the Purchasers, their respective affiliates, successors and assigns and each of their respective officers, directors, employees and agents (an "Indemnified Party" or collectively the "Indemnified Parties") from and against, and agrees to pay or cause to be paid to the Indemnified Parties all amounts equal to the sum of, any and all claims, demands, costs, expenses, losses and other liabilities of any kind ("Losses") that the Indemnified Parties may incur or suffer (including without limitation all reasonable legal fees and expenses) which arise or result from any breach of any of the Company's representations or warranties, or failure by the Company to perform any of its covenants or agreements, in this Agreement or in any other Transaction Document or in any certificate or document delivered pursuant hereto or any other Transaction Document, including but not limited to any third party claims arising or resulting from such breach or failure. The rights of the Purchasers hereunder shall be in addition to, and not in lieu of, any other rights and remedies which may be available to them by law or under the Certificate of Incorporation of the Company or the Transaction Documents.

           (b) Procedures.

               (i) If a third party shall notify an Indemnified Party with respect to any matter that may give rise to a claim for indemnification under the indemnity set forth above in Section 6(a), the procedure set forth below shall be followed.

                   (A) Notice. The Indemnified Party shall give to the party providing indemnification (the "Indemnifying Party") written notice of any claim, suit, judgment or matter for which indemnity may be sought under Section 6(a) promptly but in any event within 30 days after the Indemnified Party receives notice thereof; provided, however, that failure by the Indemnified Party to give such notice shall not relieve the Indemnifying Party from any liability it shall otherwise have pursuant to this Agreement except to the extent that the Indemnifying Party is actually prejudiced by such failure. Such notice shall set forth in reasonable detail (x) the basis for such potential claim and (y) the dollar amount of such claim. The Indemnifying Party shall have a period of 15 days within which to respond thereto. If the Indemnifying Party does not respond within such 15-day period, the Indemnifying Party shall be deemed to have accepted responsibility for such indemnity.

                   (B) Defense of Claim. With respect to a claim by a third party against an Indemnified Party for which indemnification may be sought under this Agreement, the Indemnifying Party shall have the right, at its option, to be represented by counsel of its choice and to assume the defense or otherwise control the handling of any claim, suit, judgment or matter for which indemnity is sought, which is set forth in the notice sent by the Indemnified Party, by notifying the Indemnified Party in writing to such effect within 15 days of receipt of such notice; provided, however, that the Indemnified Party shall have the right to employ counsel to represent it if, in the Indemnified Party's reasonable judgment based upon the advice of counsel, it is advisable in light of the separate interests of the Indemnified Party, to be represented by separate counsel, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Indemnifying Party. If the Indemnifying Party does not give timely notice in accordance with the preceding sentence, the Indemnifying Party shall be deemed to have given notice that it does not wish to control the handling of such claim, suit or judgment. In the event the Indemnifying Party elects (by notice in writing within such fifteen day period) to assume the defense of or otherwise control the handling of any such claim, suit, judgment or matter for which indemnity is sought, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any and all reasonable professional fees (including attorneys' fees, accountants, consultants and engineering fees) and investigation expenses incurred by the Indemnifying Party prior to such election, notwithstanding the fact that the Indemnifying Party may not have been so liable to the Indemnified Party had the Indemnifying Party not elected to assume the defense of or to otherwise control the handling of such claim, suit, judgment or other matter. In the event that the Indemnifying Party does not assume the defense or otherwise control the handling of such matter, the Indemnified Party may retain counsel, as an indemnification expense, to defend such claim, suit, judgment or matter.

                   (C) Final Authority. The parties shall cooperate in the defense of any such claim or litigation and each shall make available all books and records which are relevant in connection with such claim or litigation. In connection with any claim, suit or other proceeding with respect to which the Indemnifying Party has assumed the defense or control, the

Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to any matter which does not include a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party from all liability with respect thereto, without the written consent of the Indemnified Party. In connection with any claim, suit or other proceeding with respect to which the Indemnifying Party has not assumed the defense or control, the Indemnified Party may not compromise or settle such claim without the consent of the Indemnifying Party, which shall not be unreasonably withheld and shall be deemed to have been given if the Indemnified Party provides the Indemnifying Party with a written notice setting forth the material terms of such compromise or settlement and the Indemnifying Party does not object thereto in writing within 10 days of its receipt of such notice.

               (ii) Claims Between the Indemnifying Party and the Indemnified Party. Any claim for indemnification under this Agreement which does not result from the assertion of a claim by a third party shall be asserted by written notice given by the Indemnified Party to the Indemnifying Party. The Indemnifying Party shall have a period of 30 days within which to respond thereto.

        7. Miscellaneous.

           (a) Waivers and Amendments. Unless otherwise provided, any provision of this Agreement may be amended, waived or modified upon the written consent of the Company and Purchasers holding 66 2/3% of the Common Stock issued pursuant to this Agreement then held by Purchasers (or if prior to their issuance pursuant to Section 1(b) hereof, 66 2/3% of the Common Stock purchased pursuant to this Agreement).

           (b) GOVERNING LAW. THIS AGREEMENT AND ALL ACTIONS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

           (c) Exclusive Jurisdiction. Any action or proceeding brought by a Party arising out of or in connection with this Agreement or any other Transaction Document, shall be brought solely in a court of competent jurisdiction located in the Commonwealth of Virginia or in the United States District Court for the Eastern District of Virginia. The Parties agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction. Each of the Parties hereby submits to personal jurisdiction and waives any objection as to venue in the Commonwealth of Virginia. Service of process on the Parties in any action arising out of or relating to this Agreement shall be effective if mailed to the Parties in accordance with Section 7(g) hereof.

           (d) JURY WAIVER. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT.

           (e) Entire Agreement. This Agreement, together with the Exhibits hereto and the Warrants, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

           (f) Expenses. The Company shall pay all reasonable out-of-pocket expenses and fees and disbursements, including reasonable attorneys' fees, incurred by FBR in connection with (i) the negotiation and consummation of the transactions contemplated hereunder, (ii) any amendment, modification or waiver, or consent with respect to, any of the Transaction Documents and (iii) any attempt to enforce any rights of FBR against the Company, any Person or other entity, that may be obligated to FBR by virtue of any of the Transaction Documents.

           (g) Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or three days after being mailed, registered or certified mail, return receipt requested, with postage prepaid to the applicable parties hereto at the address stated below or if any party shall have designated a different address or facsimile number by notice to the other party given as provided above, then to the last address or facsimile number so designated.


           If to the Company:

              Lynx Therapeutics, Inc.
              25861 Industrial Blvd.
              Hayward, California 94545
              Attention:  Edward C. Albini, Chief Financial Officer
              Facsimile:  (510) 670-9304

           with a copy to:

              Cooley Godward LLP
              Five Palo Alto Square
              3000 El Camino Real
              Palo Alto, California 94306
              Attention:  James C. Kitch, Esq.
              Facsimile:  (650) 849-7400


           If to the Purchasers, at the address on the signature page hereto, or at such other address as may have been furnished to the Company in writing.

           (h) Validity. If any provision of this Agreement or any of the Transaction Documents shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions thereof shall not in any way be affected or impaired thereby.

           (i) Counterparts. This Agreement may be executed in any number of counterparts. This Agreement, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

           (j) Publicity. Neither the Purchasers nor the Company shall issue any press release or make any public disclosure regarding the transactions contemplated hereby unless such press release or public disclosure is approved by those parties mentioned in such press release or public disclosure in advance. Notwithstanding the foregoing, each of the parties hereto, may in documents required to be filed by it with the SEC or other regulatory bodies, make such public disclosures with respect to the transactions contemplated hereby as each may be advised by counsel is legally necessary or advisable; provided, however, that the disclosing party shall give the other parties prior written notice of such requirement and a copy of the proposed public disclosure, in all cases with sufficient time for such other parties to seek a protective order or other limit on the proposed public disclosure (unless the disclosing party would suffer penalties or sanctions for failure to immediately disclose such information).

           (k) Succession and Assignment. Except as otherwise expressly provided in this Agreement and subject to the other Transaction Documents and applicable law, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, permitted transferees, heirs, executors and administrators of the parties hereto.

           (l) Additional Definitions. In addition to the terms defined elsewhere in this Agreement, the following term shall have the meaning set forth below:

           "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the Commonwealth of Virginia, the State of New York or the State of California are authorized to be closed.

           "Government Authority" means any (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or
(c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal.).

           "Person" means any individual, entity or Governmental Authority.

           "Transfer Agent" means EquiServe, as transfer agent for the Company's Common Stock.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first written above.



                                            LYNX THERAPEUTICS, INC.


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                   SIGNATURE PAGE(S) FOR PURCHASER(S) FOLLOWS]

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first written above.


                                            PURCHASER:

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:



                                            Address
                                                   ----------------------------
                                            -----------------------------------
                                            -----------------------------------




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                   SCHEDULE A

                          SECURITIES PURCHASE AGREEMENT

                             SCHEDULE OF PURCHASERS



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    PURCHASER                   SHARES OF              WARRANT                AGGREGATE
  NAME & ADDRESS              COMMON STOCK             SHARES              PURCHASE PRICE
-----------------------------------------------------------------------------------------
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

                                    EXHIBIT A

                          [Transfer Agent Instructions]

                                    EXHIBIT B

                                [Form of Warrant]

                                    EXHIBIT C

                         [Registration Rights Agreement]

                                    EXHIBIT D

           MATTERS TO BE COVERED IN OPINION OF COUNSEL TO THE COMPANY


1. The Company is a corporation duly organized, validly existing and in corporate good standing under the laws of the State of Delaware. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the state of California. The Company has the corporate power and authority to own and hold its properties and to carry on its business as currently conducted.

2. The Company has the corporate power and authority to enter into, deliver and perform each of the Transaction Documents to which it is a party and to issue, sell and deliver the Common Stock and the Warrants (collectively, the "Purchased Securities"), and to issue and deliver the shares of Common Stock issuable upon exercise or conversion of the Warrants (the "Warrant Shares").

3. All necessary corporate action has been taken by the Company to authorize the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party. Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

4. The execution and delivery by the Company of the Transaction Documents to which it is a party and the performance by it of its obligations thereunder will not (i) violate the General Corporation Law of the State of Delaware or federal law, or any court order, judgment or decree applicable to it and known to us, (ii) conflict with, result in a violation of or constitute a default under or breach of, or result in the creation of a lien or a right of acceleration under, any Material Contract or (iii) violate its Amended and Restated Certificate of Incorporation or Bylaws, as amended.

5. The authorized capital stock of the Company immediately prior to the Closing consists of _______ shares of Common Stock, par value $0.01 per share, of which, to our knowledge, ________shares are validly issued and outstanding, fully paid and non-assessable, and _________ shares of Preferred Stock, par value $0.01 per share, none of which are issued or outstanding prior to the Closing. Except as set forth in the SEC Documents, the Transaction Documents, the Disclosure Schedule or the Company's Certificate of Incorporation, to our knowledge, (i) no subscription, warrant, option, convertible security or other right to purchase or otherwise acquire shares of the capital stock or other equity securities of the Company under any agreement to which the Company is a party is authorized or outstanding and (ii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided in the Company's Amended and Restated Certificate of Incorporation, the SEC

        Documents, the Transaction Documents or the Disclosure Schedule, to our knowledge, (i) the Company has no obligation to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (ii) except for the Agreement and the Registration Rights Agreement, there are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights, registration rights or proxies relating to any securities of the Company under any agreement to which the Company is a party.

6. The Purchased Securities and the Warrant Shares have been duly authorized and the Warrant Shares have been reserved for issuance upon exercise of the Warrants. The issuance, sale and delivery of the Purchased Securities by the Company to the Purchasers in accordance with the Agreement, and the issuance and delivery of the Warrant Shares upon exercise of the Warrants, have been duly authorized by all necessary corporate action on the part of the Company. The Purchased Securities, when issued, sold and delivered against payment therefor in accordance with the provisions of the Agreement and the Warrant Shares, when issued upon exercise of the Warrants and against payment therefor in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable. Except as set forth in the Transaction Documents, the SEC Documents or the Disclosure Schedule, neither the issuance, sale and delivery of the Purchased Securities nor the issuance and delivery of the Warrant Shares is subject to any preemptive right or right of first refusal on the part of the holders of any class of securities of the Company arising under law, the Company's Amended and Restated Certificate of Incorporation or Bylaws, as amended, or, to our knowledge, under any other agreement to which the Company is a party.

7. To our knowledge, no action, suit, claim or proceeding to which the Company or its subsidiaries is a party is pending or is overtly threatened in writing against the Company or its subsidiaries that could have a Material Adverse Effect or that into questions the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents.

8. No notices, report or other filings are required to be made by the Company or any of its subsidiaries with, nor are any consents, registrations, applications, approvals, permits, licenses or authorizations required to be obtained by the Company or any of its subsidiaries from any Governmental Authority in connection with the consummation or performance by the Company of the transactions contemplated by the Transaction Documents or in connection with the issuance of the Purchased Securities or the issuance and delivery of the Warrant Shares upon exercise of the Warrants, other than normal post-closing filings in connection with qualifying for exemptions from the registration requirements of applicable securities laws and those required by the Registration Rights Agreement.

9. In reliance on the investment representations contained in Section 3 of the Agreement, the offer and sale of the Purchased Securities pursuant to the Agreement are exempt from the registration requirements of the Securities Act.


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                                    EXHIBIT E

                              [Disclosure Schedule]